DIONEX CORPORATION
	1988 DIRECTORS' STOCK OPTION PLAN

	(As Amended and Restated July 28, 1997)


1. 	PURPOSE
	(a)	The purpose of the 1988 Directors' Stock Option Plan
(the "Plan") is to provide a means by which each director of
DIONEX CORPORATION, a Delaware corporation (the "Company"), who is not otherwise an employee of the Company or any Affiliate as defined in subparagraph 1(b), and has not been an employee of the
Company or any Affiliate for all or part of the preceding fiscal year (each such person being referred to as a "Non-Employee
Director") may be given an opportunity to purchase stock of the
Company.
	(b)	The word "Affiliate" as used in the Plan means any
parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").
	(c)	The Company, by means of the Plan, seeks to retain the
services of persons now serving as Non-Employee Directors of the
Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.
	(d)	The Company intends that the options issued under the
Plan not be incentive stock options as that term is used in
Section 422 of the Code.
2. 	ADMINISTRATION
	(a)	The Plan shall be administered by the Board of
Directors (the "Board") of the Company unless and until the Board delegates administration to a committee, as provided in subparagraph 2(c).  Whether or not the Board has delegated
administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.
	(b)	The Board shall have the power, subject to and within
the limitations of, the express provisions of the Plan:
		(1)	To construe and interpret the Plan and options
granted under it, and to establish, amend, and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission, or inconsistency in the Plan or in any option agreement or option grant form under the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.
		(2)	To amend the Plan as provided in paragraph 11.
		(3)	Generally, to exercise such powers and to perform
such acts as the Board deems necessary or expedient to promote the best interests of the Company.
	(c)	The Board may delegate administration of the Plan to a
committee composed of not fewer than two (2) members of the Board
(the "Committee").  If administration is delegated to a
Committee, the Committee shall have, in connection with the
administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not
inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.  The Board may abolish the
Committee at any time and revest in the Board the administration of the Plan.
3. 	SHARES SUBJECT TO THE PLAN
	(a)	Subject to the provisions of paragraph 10 relating to
adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate one hundred fifty thousand (150,000) shares of the
Company's common stock.  If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.
	(b)	The stock subject to the Plan may be unissued shares or
reacquired shares, bought on the market or otherwise.
4. 	ELIGIBILITY
	Options shall be granted only to Non-Employee Directors of
the Company.
5. 	NON-DISCRETIONARY GRANTS
	(a)	Each Non-Employee Director who serves on the Company's
Board of Directors on the date of initial approval of the Plan by the stockholders of the Company in 1988 (the "Adoption Date")
shall automatically be granted under the Plan, without further action by the Company, the Board, or the Company's stockholders, an option to purchase ten thousand (10,000) shares of common stock of the Company (subject to adjustment as provided in
paragraph 10 hereof) on the terms and conditions set forth
herein.
	(b)	Each person who is elected for the first time to be a
Non-Employee Director after the Adoption Date shall, on the date of his or her initial election as a Non-Employee Director by the
Board or stockholders of the Company, automatically be granted an option to purchase ten thousand (10,000) shares of the Company's common stock (subject to adjustment as provided in paragraph 10 hereof) upon the terms and conditions set forth herein.
	(c)	On October 21 of each year (or the next business day
should such date be a legal holiday), commencing October 21, 1989 and ending on October 21, 1996 (inclusive), and thereafter on the date of each annual meeting of stockholders of the Company, an option to purchase two thousand (2,000) shares of the Company's common stock (subject to adjustment as provided in paragraph 10 hereof) shall automatically be granted to each person who (i) is at that time a Non-Employee Director (and, in the case of options granted after 1996, has been re-elected to the Board by the
stockholders on such date), (ii) has already received an option to purchase 10,000 shares of common stock of the Company pursuant to paragraphs 5(a) or 5(b) hereof, and (iii) has served
continuously as a Non-Employee Director for the entire preceding fiscal year.
6. 	OPTION PROVISIONS
	Each option granted under the Plan shall contain the
following terms and conditions (through incorporation of
provisions hereof by reference in the option or otherwise):
	(a)	The term of each option shall be five (5) years from
the date granted (the "Expiration Date").  Notwithstanding the foregoing, if an optionee's service as a Non-Employee Director or, subsequently, as an employee of the Company terminates for any reason or for no reason, the option(s) held by such optionee shall terminate on the earlier of the Expiration Date or thirty
(30) days following the date of termination of service; provided, however, that (i) if such termination of service is due to the optionee's death or permanent and total disability (within the meaning of Section 422(c)(6) of the Code) ("disability"), the option shall terminate on the earlier of the Expiration Date or twelve (12) months following the date of the optionee's death or disability, or (ii) if exercise of the option within thirty (30)
days after such termination of service would result in liability under section 16(b) of the Securities Exchange Act of 1934, as amended, the option shall terminate on the earlier of (A) the
Expiration Date of the option, (B) the tenth (10th) day after the last date upon which exercise would result in such liability, or
(C) six (6) months and ten (10) days after the termination of service with the Company.
	(b)	The exercise price of each option shall be one hundred
percent (100%) of the fair market value of the stock subject to
such option on the date such option is granted.  	(c)	The
optionee may elect to make payment of the purchase price of
common stock acquired upon exercise of an option under one of the following alternatives: (1) payment of the exercise price in cash at the time the option is exercised; (2) provided that at the time of exercise the Company's common stock is publicly
traded and quoted regularly in The Wall Street Journal, payment by delivery of shares of common stock of the Company that have been owned by the optionee for at least six (6) months and that are owned free and clear of any liens, claims, encumbrances, or security interests, which common stock shall be valued at fair market value on the date of exercise; or (3) payment by a
combination of the methods of payment specified in subparagraphs
6(c)(1) and 6(c)(2) above.
	(d)	An option shall not be transferable except by will or
by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or by his or her guardian or legal
representative.  The optionee may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the option.
	(e)	(1)	An option shall vest with respect to each optionee
in four (4) equal annual installments commencing on the date one year after the date of grant, provided that the optionee has, during the entire year prior to such vesting date, continuously served as a Non-Employee Director or as an employee of the
Company or any Affiliate of the Company, whereupon such option shall become fully exercisable in accordance with its terms with respect to that portion of the shares represented by that
installment.
		(2)	In the event of the termination of an optionee's
service as a Non-Employee Director or as an employee of the
Company or any Affiliate of the Company, options held by such optionee may be exercised only as to that number of shares as to which such options were exercisable on the date of termination of such service under the provisions of Section 6(e)(1) above. Notwithstanding the foregoing, however, in the event such service terminates due to an optionee's death or disability, such options shall become exercisable in full in accordance with their terms and without regard to their original vesting schedule.
	(f)	The Company may require any optionee, or any person to
whom an option is transferred under subparagraph 6(d), as a
condition of exercising any such option:  (1) to give written assurances satisfactory to the Company as to the optionee's
knowledge and experience in financial and business matters; and
(2) to give written assurance satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock.  These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then currently
effective registration statement under the Securities Act of
1933, as amended (the "Securities Act"), or (ii) as to any
particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the
circumstances under the then applicable securities laws.
7. 	COVENANTS OF THE COMPANY
	(a)	During the terms of the options granted under the Plan,
the Company shall keep available at all times the number of
shares of common stock required to satisfy such options.
	(b)	The Company shall seek to obtain from each regulatory
commission or agency having jurisdiction over the Plan such
authority as may be required to issue and sell shares of common stock upon exercise of the options granted under the Plan;
provided, however, that this undertaking shall not require the
Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option.  If the Company is unable to obtain from any such regulatory commission or agency the authority for which counsel for the Company deems necessary for the lawful issuance and sale of common stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell common stock upon exercise of such options unless and until such authority is obtained.
8. 	USE OF PROCEEDS FROM STOCK
	Proceeds from the sale of stock pursuant to options granted
under the Plan shall constitute general funds of the Company.
9. 	MISCELLANEOUS
	(a)	Neither an optionee nor any person to whom an option is
transferred under subparagraph 6(d) hereof shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.
	(b)	Throughout the term of any option granted pursuant to
the Plan, the Company shall make available to the holder of such option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the option term, upon written request, such financial and other information regarding the Company as comprises the annual report to the
stockholders of the Company provided for in the Bylaws of the
Company and such other information regarding the Company as the holders of such option may reasonably request.
10. 	ADJUSTMENTS UPON CHANGES IN STOCK
	(a)	If any change is made in the common stock subject to
the Plan, or subject to any option granted under the Plan
(through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock
split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or otherwise), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options.
	(b)	In the event of (1) a dissolution, liquidation or sale
of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving
corporation; or (3) any other capital reorganization (including a reverse merger in which the Company is the surviving corporation)
in which more than fifty percent (50%) of the shares of the
Company entitled to vote are exchanged for or converted into other property, whether in the form of securities, cash or
otherwise, then to the extent permitted by applicable law:
(i) any surviving corporation shall assume any options
outstanding under the Plan or shall substitute similar options for those outstanding under the Plan, or (ii) such options shall continue in full force and effect.  In the event any surviving corporation refuses to assume or continue such options, or to substitute similar options for those outstanding under the Plan, then, with respect to options held by persons then performing services as a Non-Employee Director or as an employee of the
Company, the time during which such options may be exercised shall be accelerated and the options terminated if not exercised prior to such event.  Notwithstanding the foregoing, no option may be terminated pursuant to this provision unless and until ten
(10) days written notice of such termination has been given to the holder of an option to be so terminated.
11. 	AMENDMENT OF THE PLAN
	(a)	The Board at any time, and from time to time, may amend
the Plan.
	(b)	Rights and obligations under any option granted before
amendment of the Plan shall not be altered or impaired by any amendment of the Plan, except with the consent of the person to whom the option was granted.
12. 	TERMINATION OR SUSPENSION OF THE PLAN
	(a)	The Board may suspend or terminate the Plan at any
time.  Unless sooner terminated, the Plan shall terminate at the time that all shares reserved for issuance under the Plan have been issued.  No options may be granted under the Plan while the
Plan is suspended or after it is terminated.
	(b)	Rights and obligations under any option granted while
the Plan is in effect shall not be altered or impaired by
suspension or termination of the Plan, except with the consent of the person to whom the option was granted.
13. 	EFFECTIVE DATE OF PLAN
	The Plan shall become effective upon adoption by the Board of Directors, subject to the condition that the Plan be approved by the vote of the holders of a majority of the shares of the Company represented and voting at the next special or annual meeting of stockholders of the Company. No option granted under the Plan shall be exercised or exercisable unless and until the condition of this Paragraph 13 has been met.